Exhibit 21
LIST OF SUBSIDIARIES OF INTERNATIONAL FLAVORS & FRAGRANCES INC.
(the “Company”)

Name of Entity	Jurisdiction
International Flavors & Fragrances S.R.L.	Argentina
Solae Argentina S.A.	Argentina
Danisco Argentina S.A.	Argentina
Nutrition & Biosciences Argentina S.A.U.	Argentina
Bush Boake Allen Australia Pty Ltd	Australia
IFF Australia Holdings Pty Ltd	Australia
International Flavours & Fragrances (Australia) Pty Ltd	Australia
Lucas Meyer Cosmetics Australia Pty Ltd	Australia
Southern Cross Botanicals Pty Ltd	Australia
Enzymotec Australia PTY LTD	Australia
Taura Natural Ingredients (Australia) Holdings Pty Limited	Australia
Solae Australia Pty Limited	Australia
Danisco Australia Pty Limited	Australia
Nutrition & Biosciences Australia Pty Ltd.	Australia
Kelp Industries Pty. Ltd	Australia
Microbial Control (Australia) Pty Ltd.	Australia
Frutarom GmbH	Austria
Frutarom Savory Solutions Austria GmbH	Austria
world wide WIBERG GmbH	Austria
Danisco Austria GmbH	Austria
PTI-BEL TUE	Belarus
Frutarom Belgium N.V.	Belgium
Taura Natural Ingredients NV	Belgium
TNI Investments NV	Belgium
Solae Belgium N.V.	Belgium
Danisco Ingredients Belgium N.V.	Belgium
Genencor International, BVBA	Belgium
IFF Essências e Fragrâncias Ltda.	Brazil
Bush Boake Allen do Brasil Indústria e Comércio Ltda.	Brazil
Bremil Industria e Comercio de Ingredientes Alimenticos Ltda.(1)	Brazil
Bremil S/A Industria De Produtos Alimenticos(2)	Brazil
Envoltec Indústria de Embalagens Ltda.(3)	Brazil
Frutarom Do Brazil Industria E Comercio Ltda.	Brazil
Sabormax Indústria de Alimentos e Representacão Ltda.(4)	Brazil
Protein Technologies Do Brasil, Ltda.	Brazil
Solae Do Brasil Industria E Comercio De Alimentos Ltda.	Brazil
Solae Investimentos LTDA	Brazil
Solae do Brasil Holdings Ltda.	Brazil
Danisco Flexible Brasil Ltda	Brazil
Danisco Brasil Ltda.	Brazil
Danisco Cultor Trading Ltda.	Brazil
DuPont Nutrition Ingredientes BRASIL LTDA	Brazil

Name of Entity	Jurisdiction
Nutrition & Biosciences Brasil Ingredientes Ltda.	Brazil
MC BRAZIL IMPORTAÇÃO E EXPORTAÇÃO DE MICROBIÓTICOS LTDA.	Brazil
Fragrance Resources Asia Pacific Ltd.	British Virgin Islands
IFF (BVI) Limited	British Virgin Islands
International Flavors & Fragrances (Canada) Ltd.	Canada
Lucas Meyer Cosmetics Canada Inc.	Canada
Les Laboratories Bio ForeXtra Inc.	Canada
David Michael & Company (Canada) 1986 Ltd.	Canada
Les Ingrédients Alimentaires BSA Inc.	Canada
1456111 Ontario Limited	Canada
Wiberg Canada Inc.	Canada
Wiberg Corporation.	Canada
Danisco Canada Inc.	Canada
Nutrition & Biosciences Canada Company	Canada
Bush Boake Allen Chile S.A.	Chile
IFF Sabores y Fragancias de Chile Ltda.	Chile
International Flavors & Fragrances I.F.F. (Chile) Limitada	Chile
Frutarom Chile S.A.	Chile
Danisco Chile S.A.	Chile
Nutrition & Biosciences Chile SpA	Chile
International Flavors & Fragrances (Hangzhou) Co., Ltd.(5)	China
IFF Flavors & Fragrances (Hangzhou) Trading Co., Ltd.	China
International Flavors & Fragrances (Zhejiang) Co., Ltd.	China
International Flavors & Fragrances (China) Ltd.	China
International Flavors & Fragrances (ZhangJiagang) Co., Ltd.	China
Fragrance Resources (Shanghai) Co. Ltd.	China
IFF Bio-Technology (Nanjing) Co., Ltd.	China
Fangchen International Trading Ltd.(6)	China
Frutarom Flavors (Kushan) Co Ltd.	China
Frutarom F&F Trading (Shanghai) Co.	China
Tastepoint Flavors (Shanghai) Co., Ltd	China
Inventive Food Technology (ZQ) Ltd.	China
Pucheng Yongfang Fragrance Technology Co., Ltd.(7)	China
DuPont Shineway Luohe Protein Company Limited(8)	China
Solae Trading (Shanghai) Company Ltd.	China
DuPont Shineway Luohe Food Company Limited(9)	China
Danisco (China) Co. Ltd.	China
Genencor (China) Bio-Products Co., Ltd.	China
Danisco (China) Holding Co. Ltd.	China
Danisco (Zhangjiagang) Textural Ingredients Co. Ltd.	China
DuPont Nutrition Food Ingredients (Beijing) Co., Ltd.	China
DuPont (Shanghai) Enterprise Co. Ltd.	China
Danisco Biosciences (Shanghai) Co., Ltd	China
Microbial Control Technologies (Shanghai) Co., Ltd.	China
International Flavors and Fragrances Colombia S.A.S.	Colombia

Name of Entity	Jurisdiction
Danisco Colombia Ltda.	Colombia
Nutrition & Biosciences Colombia S.A.S	Colombia
Specialty Products Balkans d.o.o.	Croatia
Alpris Holdings Ltd.	Cyprus
Vantodio Holdings Limited	Cyprus
Tastepoint CZ, s.r.o.	Czech Republic
Danisco Czech Republic, a.s.	Czech Republic
DuPont Denmark Holding ApS	Denmark
DuPont Nutrition Biosciences ApS	Denmark
Cometra ApS	Denmark
ApS Syntetic	Denmark
FYMSA del Caribe, S.R.L(10)	Dominican Republic
MISR Company for Aromatic products (S.A.E.)	Egypt
Danisco Egypt Trading LLC	Egypt
A. Boake, Roberts And Company (Holding), Limited	England
International Flavours & Fragrances (CIL) Limited	England
Bush Boake Allen Enterprises Limited	England
Bush Boake Allen Limited	England
Bush Boake Allen (Pension Trustees) Limited	England
Bush Boake Allen Holdings (U.K.) Limited	England
International Flavours & Fragrances (GB) Holdings Limited	England
International Flavours & Fragrances I.F.F. (Great Britain) Limited	England
International Flavours & Fragrances (Pension Trustees) Limited	England
Dandy Lions Limited	England
Frutarom (UK) Holdings Limited	England
Frutarom (UK) Ltd.	England
Frutarom UK Investments Limited	England
Hagelin Flv (UK) Ltd.	England
Redbrook (UK) Limited	England
Savoury Flavours (Holding) Limited	England
Savoury Flavours Ltd.	England
Unique Ingredients Limited	England
Aromco Ltd.	England
Flavors and Essences UK Limited	England
FoodBlenders Limited	England
Frutarom - Etol (UK) Limited	England
Solae (UK) Limited	England
Danisco UK Ltd.	England
Danisco Holdings (UK) Ltd.	England
DuPont Nutrition Manufacturing UK Limited	England
Nutrition & Biosciences (UK) Ltd	England
Finnfeeds Finland Oy	Finland
Finnfeeds Oy	Finland
Genencor International Oy	Finland
Cultor Oy	Finland

Name of Entity	Jurisdiction
Danisco Sweeteners Oy	Finland
Nutrition & Biosciences (Finland) Oy	Finland
International Flavors & Fragrances IFF (France) SAS	France
International Flavors & Fragrances France Holding I SAS	France
International Flavors & Fragrances France Holding II SAS	France
International Flavors & Fragrances France Holding III SAS	France
Institut Européen de Biologie Cellulaire	France
Atelier du Parfumeur IFF Grasse SAS	France
Rene Laurent SAS	France
Danisco France SAS	France
Nutrition & Biosciences (France) SAS	France
Microbial Control France SAS	France
International Flavors & Fragrances IFF (Deutschland) GmbH	Germany
Leagel GmbH(11)	Germany
IFF Fragrance GmbH	Germany
Frutarom Germany GmbH	Germany
extrakt chemie Dr. Bruno Stellmach GmbH	Germany
Frutarom Production GmbH	Germany
Frutarom Savory Solutions Germany GmbH	Germany
Solae Deutschland GmbH	Germany
Danisco Deutschland GmbH	Germany
DDP Specialty Products Germany GmbH & Co. KG	Germany
DSP Germany N&B Real Estate GmbH & Co KG	Germany
N&B Real Estate Verwaltungs-GmbH	Germany
N&B Germany Verwaltungs-GmbH	Germany
MC (Germany) GmbH	Germany
Danisco Nutrition & Bioscience Greece Ltd.	Greece
Aroma S.A.	Guatemala
Manseg S.A.	Guatemala
Danisco Centro America S.A.	Guatemala
Danisco Guatemala S.A.	Guatemala
International Flavors & Fragrances (Hong Kong) Limited	Hong Kong
Frutarom (Asia Pacific) Limited	Hong Kong
Inventive Technology Ltd.	Hong Kong
Prowin International Ltd.	Hong Kong
VAYA PHARMA HONKG LTD	Hong Kong
Nutrition & Biosciences Hong Kong Limited	Hong Kong
Microbial Control (Hong Kong) Limited	Hong Kong
International Flavors & Fragrances I.F.F. (Hungary) Kft	Hungary
IFF Hungary Global Kft	Hungary
Nutrition & Biosciences Hungary Limited Liability Company	Hungary
Thorungaverksmidjan HF(12)	Iceland
International Flavours & Fragrances India Private Limited(13)	India
BSA India Food Ingr. P. Ltd.	India
Frutarom Flavours (India) Private Limited(14)	India

Name of Entity	Jurisdiction
Sonarome Private Limited(15)	India
Solae Company India Private Limited	India
Danisco (India) Private Limited	India
Danisco Nutrition and Biosciences India Private Ltd	India
Microbial Control (India) Private Limited	India
P.T. Essence Indonesia	Indonesia
PT Blue Cube Indonesia	Indonesia
IFF Capital Services	Ireland
Irish Flavours and Fragrances Limited	Ireland
Aromatics Holdings Limited	Ireland
International Flavors & Fragrances Irish Acquisition Company Limited	Ireland
Redbrook Blentech Limited	Ireland
Redbrook Ingredient Services Limited	Ireland
DuPont Nutrition Ireland	Ireland
DuPont Nutrition Manufacturing Ireland Limited	Ireland
Belden Company	Isle of Man
Arvin Company	Isle of Man
International Flavors and Fragrances Ingredients Ltd	Israel
BKF Vision Ltd	Israel
K-Vision Consulting and Investments Ltd	Israel
M.P. Equity Holdings Ltd	Israel
International Flavors and Fragrances I.F.F. (Israel) Ltd.	Israel
Frutarom Global Ltd.	Israel
Frutarom Industries Ltd.	Israel
Frutarom Ltd.	Israel
Nutra-Lease Ltd.(16)	Israel
Frutarom Trade & Marketing (1990) Ltd.	Israel
International Flavors e Fragrances IFF (Italia) S.r.l.	Italy
Frutarom Italy S.r.l	Italy
WIBERG Italia S.r.l.	Italy
Danisco Italia S.p.A.	Italy
DuPont Nutrition Italy SRL	Italy
Nutrition & Biosciences Italy S.r.l.	Italy
Microbial Control (Italy) S.R.L.	Italy
International Flavors & Fragrances (Japan) Ltd.	Japan
Danisco Japan Limited	Japan
Nutrition & Biosciences Japan K.K.	Japan
Microbial Control Japan G.K.	Japan
PTI Astana LLC	Kazakhstan
Frutarom Kenya Limited	Kenya
DuPont de Nemours Kenya Limited	Kenya
IFF (Korea) Inc.	Korea
Nutrition & Biosciences Korea Ltd.	Korea
Danisco Nutrition & Biosciences Korea Ltd.	Korea
Frutarom Finance EUR AG	Lichtenstein

Name of Entity	Jurisdiction
International Flavors & Fragrances (Luxembourg) S.à r.l.	Luxembourg
International Flavors & Fragrances Ardenne S.à r.l.	Luxembourg
Nutrition & Bioscience (Luxembourg) S.à r.l.	Luxembourg
L’Atelier Vanille Madagascar	Madagascar
Etol Skopje DRUŠTVO ZA TRGOVIJA ETOL UVOZ-IZVOZ DOOEL	North Macedonia
Ingrediants dooel Skopje	North Macedonia
International Flavors & Fragrances (Malaysia) Sdn. Bhd.	Malaysia
Danisco Malaysia Sdn. Bhd.	Malaysia
Danisco Nutrition & Biosciences Malaysia SDN. BHD.	Malaysia
International Flavours & Fragrances (Mauritius) Ltd	Mauritius
Genencor Mauritius Ltd.	Mauritius
Bush Boake Allen Controladora, S.A. de C.V.	Mexico
International Flavors & Fragrances (Mexico), S. de R.L. de C.V.	Mexico
Frutarom Flavors Mexico S.A. de C.V.	Mexico
Proveedores de Ingeniería Alimentaria, S.A. de C.V. ("PIASA")(17)	Mexico
Representaciones FYMSA, S.A. de C.V (FYMSA)(18)	Mexico
Solae de Mexico S.A. de C.V.	Mexico
Danisco Mexicana S.A. de C.V.	Mexico
DuPont Nutrition Mexico S.A de C.V.	Mexico
DuPont Nutrition Mexicana S.A de C.V.	Mexico
Nutrition & Biosciences Mexico S. de R.L. de C.V.	Mexico
PTI-MOL LLC	Moldova
ERELEM	Morocco
International Flavors & Fragrances (Myanmar) Limited	Myanmar
Bush Boake Allen Benelux B.V.	Netherlands
International Flavors & Fragrances (Nederland) Holding B.V.	Netherlands
International Flavors & Fragrances I.F.F. (Nederland) B.V.	Netherlands
Frutarom Netherlands B.V.	Netherlands
Solae Overseas, B.V.	Netherlands
Danisco Holland B.V.	Netherlands
Danisco Zaandam BV	Netherlands
Genencor International, B.V.	Netherlands
New Asia Holdco B.V.	Netherlands
DuPont LA Holding 1 BV	Netherlands
Genencor International Holding BV	Netherlands
N&H EMEA Holding B.V.	Netherlands
IB EMEA Holding 2 B.V.	Netherlands
N&H International Holding 1, B.V.	Netherlands
N&H EMEA Holding 1, BV	Netherlands
N&H EMEA Holding 2, BV	Netherlands
Nutrition & Biosciences Netherlands B.V.	Netherlands
N&B International Holding B.V.	Netherlands
N&B Services BV	Netherlands
SP EMEA Holding 8 BV	Netherlands
N&B EMEA Holding B.V.	Netherlands

Name of Entity	Jurisdiction
MC (Netherlands) 1 B.V.	Netherlands
MC (Netherlands) 2 B.V.	Netherlands
MC (Netherlands) B.V.	Netherlands
Taura Natural Ingredients Ltd.	New Zealand
International Flavours & Fragrances (NZ) Limited	New Zealand
Bush Boake Allen (New Zealand) Limited	New Zealand
Danisco New Zealand Limited	New Zealand
Nutrition & Biosciences New Zealand Limited	New Zealand
MC (New Zealand) Technologies Limited	New Zealand
IFF West Africa Limited	Nigeria
Frutarom Nigeria Limited	Nigeria
Du Pont de Nemours Nigeria Limited	Nigeria
Frutarom Norway A.S	Norway
DuPont Nutrition Norge AS	Norway
Nutrition & Bioscience Pakistan (Private) Ltd	Pakistan
Frutarom Perú S.A. (Montana Food activity)	Peru
Danisco Peru S.A.C.	Peru
International Flavors & Fragrances (Philippines), Inc.	Philippines
DuPont Nutrition Philippines Inc.	Philippines
International Flavors & Fragrances (Poland) Sp. z o.o.	Poland
Amco Sp. z o.o.	Poland
Tastepoint Polska Sp. z o.o.	Poland
Danisco Poland Sp. z o.o.	Poland
DDP Specialty Products Poland Sp. z o.o.	Poland
Chemical Process Materials and Equipment S.A.	Republic of Panama
International Aroma Group	Republic of Panama
Mark Services Holdings Inc.	Republic of Panama
Frutarom (Marketing) S.R.L.	Romania
Frutarom Etol RO SRL	Romania
International Flavors & Fragrances I.F.F. (Rus)	Russia
PTI Group of Companies LLC (GK PTI)	Russia
Tastepoint OOO (Tastepoint Russia Ltd)	Russia
ETOL-RUS, Ltd.	Russia
OOO WIBERG Rus	Russia
Platinum Absolut LLC	Russia
PTI Center LLC	Russia
PTI-NN LLC	Russia
Tekhnomol Soya Products LLC	Russia
ZAO Danisco	Russia
Leagel S.r.l.(19)	San Marino
Tastepoint JVE d.o.o. Novi Sad	Serbia
International Flavors & Fragrances (Greater Asia) Pte. Ltd	Singapore
Enzymotec Singapore Pte. Ltd.	Singapore
Vaya Pharma Pte Ltd.(20)	Singapore
Danisco Singapore Pte. Ltd.	Singapore

Name of Entity	Jurisdiction
Nutrition & Biosciences Singapore Pte. Ltd.	Singapore
ETOL SK, s.r.o.	Slovakia
Tastepoint d.o.o.	Slovenia
Etol Proizvodnja Arom D.O.O	Slovenia
VITIVA proizvodnja in storitve d.d. (Short name: VITIVA d.d.)	Slovenia
International Flavors and Fragrances IFF (South Africa)	South Africa
Tastepoint SA (Pty) Ltd.	South Africa
Unique Flavors Proprietary Limited	South Africa
Unique Food Solutions Proprietary Limited	South Africa
DuPont Protein Technologies International Sales LLC	South Africa
Danisco South Africa (Pty) Ltd.	South Africa
Nutrition and Biosciences South Africa (Pty) Ltd	South Africa
International Flavors & Fragrances I.F.F. (España), S.A.	Spain
IFF Latin American Holdings (España), S.L.	Spain
IFF Benicarló, S.L.	Spain
IFF Murcia Natural Ingredients, S.L.	Spain
DuPont Nutrition and Biosciences Iberica S.L.	Spain
Nutrition and Biosciences Spain S.L.	Spain
DuPont Lanka (Private) Limited	Sri Lanka
Speximo AB	Sweden
International Flavors & Fragrances I.F.F. (Norden) AB	Sweden
Danisco Cultor Sweden AB	Sweden
Nutrition & Biosciences (Sweden) AB	Sweden
Microbial Control Sweden Technologies AB	Sweden
Frutarom Savory Solutions Switzerland AG	Switzerland
Frutarom Switzerland Finance GBP AG	Switzerland
Frutarom Switzerland Ltd.	Switzerland
Frutarom Switzerland Finance CHF AG	Switzerland
Frutarom Switzerland Finance MXN AG	Switzerland
Frutarom Switzerland Finance USD AG	Switzerland
Solae Europe S.A.	Switzerland
Danisco Cultor (Switzerland) AG	Switzerland
Danisco Switzerland AG	Switzerland
N&H Switzerland Holding Sarl	Switzerland
Nutrition & Bioscience (Switzerland) GmbH	Switzerland
Microbial Control (Switzerland) GmbH	Switzerland
Danisco Nutrition & Biosciences Taiwan Limited	Taiwan
International Flavours & Fragrances (Thailand) Limited	Thailand
The Mighty Company Limited(21)	Thailand
DuPont Nutrition (Thailand) Ltd	Thailand
Nutrition & Bioscience (Thailand) Co., Ltd.	Thailand
Microbial Control (Thailand) Co., Ltd.	Thailand
IFF Aroma Esans Sanayi Ve Ticaret Anonim Sirketi	Turkey
IFF Turkey Aroma Ve Esans Urunleri Satis Ticaret Anonim Sirketi	Turkey
Etol Aroma Ve Baharat Gida Ürünleri San.Ve Tic.a.ş.	Turkey

Name of Entity	Jurisdiction
Frutarom Gida Ürünleri Sanayi Ve Ticaret Limited Sirketi	Turkey
Wiberg Baharat San.Tic.A.S	Turkey
Danisco Dis Ticaret Limited Sirketi	Turkey
DuPont Nutrition Dis Ticaret Limited Sirketi	Turkey
MC Turkey Teknoloji Limited Şirketi	Turkey
Frutarom Savory Solutions Ukraine	Ukraine
Frutarom Etol Ukraine LLC.	Ukraine
PARMA FA	Ukraine
PTI-Ukraine LLC	Ukraine
Danisco Ukraine LLC	Ukraine
International Flavors & Fragrances (Middle East) FZ-LLC	United Arab Emirates
Specialty Products FZE	United Arab Emirates
PTI CA LLC	Uzbekistan
Venezuela Protein Technologies Internationla -PTI, C.A.	Venezuela
International Flavors & Fragrances (Vietnam) Limited Liability Company	Vietnam
Nutrition & Biosciences Vietnam Company Limited	Vietnam
Bush Boake Allen Zimbabwe (Private) Limited	Zimbabwe
International Flavors & Fragrances (Zimbabwe) (Private) Ltd.	Zimbabwe
Asian Investments, Inc.	United States
Tastepoint Inc.	United States
IFF Augusta Holdings LLC	United States
IFF Chemical Holdings Inc.	United States
IFF Worldwide LLC	United States
International Flavors & Fragrances (Caribe) Inc.	United States
International Flavors & Fragrances Holdings, LLC	United States
The Additive Advantage, LLC	United States
iDrug Delivery, Inc.(Delaware)(22)	United States
IFF International Inc.	United States
van Ameringen-Haebler, Inc.	United States
Bush Boake Allen Inc.	United States
Columbia PhytoTechnology LLC	United States
Neptune Merger Sub II LLC	United States
MC (US) 1 LLC	United States
Flavor Systems International, Inc.	United States
Frutarom USA Holding, Inc.	United States
Frutarom USA Inc.	United States
International Frutarom Corporation	United States
Taura Natural Ingredients (North America) Inc.	United States
CitraSource Holdings, L.L.C.	United States
Crestmont Investment Co.	United States
Eden Essentials, Inc.	United States
FYMSA Real Estate LLC(23)	United States
Grow Company Inc.	United States
PIASA USA(24)	United States
The Foote & Jenks Corporation	United States

Name of Entity	Jurisdiction
UFC America Inc.	United States
W.W. Holdings Inc.	United States
Wiberg Corporation of California	United States
Enzymotec USA Inc.	United States
Vaya Pharma Inc.	United States
Pointer Specialty Chemicals, LLC	United States
Solae Holdings, LLC	United States
DuPont Protein Technologies International Sales, LLC	United States
Solae, LLC	United States
Butamax Advanced Biofuels, LLC	United States
DuPont Danisco Cellulosic Ethanol LLC	United States
Danisco Holding USA Inc.	United States
Danisco US Inc.	United States
Danisco USA Inc.	United States
Agtech Products, Inc.	United States
DuPont Acquisition, LLC	United States
Specialty Products US, LLC	United States
DuPont S&C Holding, LLC	United States
DuPont US Holding, LLC	United States
PM Taiwan, Inc.	United States
DuPont Nutrition USA, Inc.	United States
Specialty Products N&H, Inc.	United States
SP Nutrition and Health (Singapore), Inc.	United States
SP Holding IB, Inc.	United States
DuPont Electronics Holding, LLC	United States
Finnsugar Bioproducts, Inc.	United States
Rohm and Haas Wood Treatment LLC	United States
Nutrition Biosciences USA 4, Inc	United States
Nutrition & Biosciences USA 1, LLC	United States
Nutrition & Biosciences USA 2, LLC	United States
Nutrition & Biosciences USA 3, LLC	United States
Genencor International Wisconsin, Inc.	United States
Genentech Ventures, Inc.	United States
MC (US) 2 LLC	United States
MC (US) 3 LLC	United States
The companies listed above constitute all subsidiaries of the Company as of February 28, 2022. Except as otherwise indicated, such subsidiaries are wholly owned, directly or indirectly, by the Company.
____________________
(1)51% of the voting stock of Bremil Industria e Comercio de Ingredientes Alimenticos Ltda. is owned indirectly by the Company.
(2)51% of the voting stock of Bremil S/A Industria De Produtos Alimenticos is owned indirectly by the Company.
(3)51% of the voting stock of Envoltec Indústria de Embalagens Ltda. is owned indirectly by the Company.
(4)51% of the voting stock of Sabormax Indústria de Alimentos e Representacão Ltda. is owned indirectly by the Company.

(5)95% of the voting stock of International Flavors & Fragrances (Hangzhou) Co., Ltd. is owned indirectly by the Company.
(6)62.3% of the voting stock of Fangchen International Trading Ltd. is owned indirectly by the Company.
(7)62.3% of the voting stock of Pucheng Yongfang Fragrance Technology Co., Ltd. is owned indirectly by the Company.
(8)60% of the voting stock of DuPont Shineway Luohe Protein Company Limited is owned indirectly by the Company.
(9)52% of the voting stock of DuPont Shineway Luohe Food Company Limited is owned indirectly by the Company.
(10)74.85% of the voting stock of FYMSA del Caribe, S.R.L is owned indirectly by the Company.
(11)70% of the voting stock of Leagel GmbH is owned indirectly by the Company.
(12)71.59% of the voting stock of Thorungaverksmidjan HF is owned indirectly by the Company.
(13)93.36% of the voting stock of International Flavours & Fragrances India Private Limited is owned indirectly by the Company.
(14)99.99% of the voting stock of Frutarom Flavours (India) Private Limited is owned indirectly by the Company.
(15)70% of the voting stock of Sonarome Private Limited is owned indirectly by the Company.
(16)56.9% of the voting stock of Nutra-Lease Ltd. is owned indirectly by the Company.
(17)75% of the voting stock of Proveedores de Ingeniería Alimentaria, S.A. de C.V. ("PIASA") is owned indirectly by the Company.
(18)75% of the voting stock of Representaciones FYMSA, S.A. de C.V (FYMSA) is owned indirectly by the Company.
(19)70% of the voting stock of Leagel S.r.l. is owned indirectly by the Company.
(20)80% of the voting stock of Vaya Pharma Pte Ltd. is owned indirectly by the Company.
(21)60% of the voting stock of The Mighty Company Limited is owned indirectly by the Company.
(22)65% of the voting stock of iDrug Delivery, Inc. is owned indirectly by the Company.
(23)75% of the voting stock of FYMSA Real Estate LLC is owned indirectly by the Company.
(24)75% of the voting stock of PIASA USA is owned indirectly by the Company.